Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Algodon Wines & Luxury Development Group, Inc., (the “Company”) on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark G. Downey, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2015	/s/ Mark G. Downey
	Name:	Mark G. Downey
	Title:	Chief Financial Officer (Principal Accounting Officer)